Exhibit 21
Aon plc - Worldwide Subsidiaries as of December 31, 2014

Name	Country	Jurisdiction of Incorp
Access Plans USA, inc.		Oklahoma
Advanced Insurance Coverages, Inc.		Florida
Affinity Insurance Services, Inc.		Pennsylvania
AIS Affinity Insurance Agency, Inc.		California
AIS Insurance Agency, Inc.		Washington
Alexander Reinsurance Intermediaries, Inc.		New York
Allen Insurance Associates, Inc.		California
Alliance HealthCard, Inc.		Georgia
Alliance HealthCard of Florida, Inc.		Georgia
Allied Group Holdings LLC		Delaware
Allied North America Insurance Brokerage of California, LLC		Delaware
Allied North America Insurance Brokerage of New York, LLC		Delaware
Allied North America Insurance Brokerage of Texas, LLC		Delaware
Allied Risk Solutions, LLC		Delaware
American Insurance Services Corp.		Texas
American Safety Consultants, LLC		Delaware
American Special Risk Insurance Company		Delaware
AMXH, LLC		Delaware
Aon Advisors, Inc.		Virginia
Aon Advisory Services Inc.		Delaware
Aon Aviation, Inc.		Illinois
Aon Benefit Solutions Inc.		Oklahoma
Aon Benfield Fac Inc.		Illinois
Aon Benfield Global, Inc.		Delaware
Aon Benfield Inc.		Illinois
Aon Benfield Puerto Rico Inc.		Puerto Rico
Aon Benfield Securities, Inc.		New York
Aon Brazil Holdings, LLC		Delaware
Aon Capital Partners, Inc.		Delaware
Aon Capital Managers, LLC		Delaware
Aon Chile Holdings, LLC		Delaware
Aon Consulting & Insurance Services		California
Aon Consulting Worldwide, Inc.		Maryland
Aon Consulting, Inc.		New York
Aon Consulting, Inc.		New Jersey
Aon Corporation		Delaware
Aon Finance US 1, LLC		Delaware
Aon Finance US 2, LLC		Delaware
Aon Finance US 3, LLC		Delaware
Aon Finance US LP		Delaware
Aon Financial & Insurance Solutions, Inc.		California
Aon Fire Protection Engineering Corporation		Delaware
Aon Fire Protection Engineering of Illinois P.C.		Illinois
Aon Global Market Solutions, Inc.		Tennessee
Aon Group, Inc.		Maryland
Aon Hewitt LLC		Delaware
Aon Hewitt Absence Management, LLC		Connecticut
Aon Hewitt Benefit Payment Services, LLC		Illinois
Aon Hewitt Financial Advisors, LLC		Delaware
Aon Hewitt Intermediaries, Inc.		Delaware

Name	Country	Jurisdiction of Incorp
Aon Hewitt Health Market Insurance Solutions Inc.		California
Aon Human Capital Services, LLC		Delaware
Aon Insurance Management Services - Virgin Islands, Inc.		U.S. Virgin Islands
Aon Insurance Managers (Puerto Rico) Inc.		Puerto Rico
Aon Insurance Managers (USA) Inc.		Vermont
Aon Insurance Managers (USVI), Inc.		U.S. Virgin Islands
Aon International Energy, Inc.		Texas
Aon International Holdings, Inc.		Maryland
Aon Life Agency of Texas, Inc.		Texas
Aon Life Insurance Company		Vermont
Aon Mexico Holdings, LLC		Delaware
Aon National Flood Services, Inc.		Delaware
Aon NFS Holdings, Inc.		Delaware
Aon PHI Acquisition Corporation of California		California
Aon Premium Finance, LLC		Delaware
Aon Private Risk Management Insurance Agency, Inc.		Illinois
Aon Private Risk Management of California Insurance Agency, Inc.		California
Aon Property Risk Consulting, Inc.		New York
Aon Realty Services, Inc.		Pennsylvania
Aon Recovery, Inc.		Delaware
Aon Retirement Plan Advisors, LLC		Delaware
Aon Risk Consultants, Inc.		Illinois
Aon Risk Insurance Services West, Inc.		California
Aon Risk Services (Holdings) of Latin America, Inc.		Delaware
Aon Risk Services (Holdings) of the Americas, Inc.		Illinois
Aon Risk Services Central, Inc.		Illinois
Aon Risk Services Companies, Inc.		Maryland
Aon Risk Services International (Holdings) Inc.		Delaware
Aon Risk Services Northeast, Inc.		New York
Aon Risk Services South, Inc.		North Carolina
Aon Risk Services Southwest, Inc.		Texas
Aon Risk Solutions of Puerto Rico, Inc.		Puerto Rico
Aon Risk Services, Inc. of Florida		Florida
Aon Risk Services, Inc. of Hawaii		Hawaii
Aon Risk Services, Inc. of Maryland		Maryland
Aon Risk Services, Inc. of Washington, D.C.		District of Columbia
Aon Risk Technologies, Inc.		Delaware
Aon Service Corporation		Illinois
Aon Services Group, Inc.		Delaware
Aon Special Risk Resources, Inc.		Delaware
Aon Title, Inc.		Delaware
Aon Underwriting Managers, Inc.		Delaware
Aon US Holdings, Inc.		Delaware
Aon/Albert G. Ruben Insurance Services, Inc.		California
Aon Ward Financial Corporation		Ohio
ARM International Corp.		New York
ARM International Insurance Agency Corp.		Ohio
ARMRISK CORP.		New Jersey
ASPN Insurance Agency, LLC		Delaware
Association of Rural and Small Town Americans		Missouri
Assurance Licensing Services, Inc.		Illinois
Atlantic Star Administrators LLC		Delaware
Atlantic Star Intermediaries, LLC		Delaware

Name	Country	Jurisdiction of Incorp
B E P International Corp.		New Jersey
Benefit Marketing Solutions, L.L.C.		Oklahoma
Benfield Advisory Inc.		Delaware
Benfield Finance (London) LLC		Delaware
Benfield Finance (Westport) LLC		Delaware
Blanch Americas Inc.		Delaware
BMS Insurance Agency, L.L.C.		Oklahoma
Bowes & Company, Inc., of New York		New York
Cananwill Corporation		Delaware
Cananwill, Inc.		California
Cananwill, Inc.		Pennsylvania
CICA SPE, LLC		Delaware
Citadel Insurance Managers, Inc.		California
Coalition for Benefits Equality and Choice		California
Corporate Investigative Solutions, Inc.		New Jersey
Crawley, Warren (U.S.A.) Inc.		Massachusetts
DMA CLAIM SERVICES, LLC		New York
E.W. Blanch Capital Risk Solutions, Inc.		Delaware
E.W. Blanch Insurance Services Inc.		Delaware
E.W. Blanch International Inc.		Delaware
Ennis Knupp Secondary Market Services, LLC		Delaware
Financial & Professional Risk Solutions, Inc.		Illinois
Futurity Group, Inc.		Nevada
Gateway Alternatives, L.L.C.		Delaware
Global Insurance Strategies, LLC		Delaware
Grant Park Capital, LLC		Delaware
Healthy Paws Pet Insurance LLC		Washington
Hewitt Associates Caribe, Inc.		Puerto Rico
Hewitt Associates LLC		Illinois
Hewitt Associates International Services, Inc.		Delaware
Hewitt Associates Public Sector Consulting LLC		Illinois
Hewitt EnnisKnupp, Inc.		Illinois
Hewitt Financial Services LLC		Illinois
Hewitt Insurance Brokerage LLC		Delaware
Hewitt Insurance, Inc.		Puerto Rico
Hewitt International Holdings LLC		Delaware
Hogg Robinson North America, Inc.		Delaware
Holdco #1, Inc.		Delaware
Holdco #2, Inc.		Delaware
Huntington T. Block Insurance Agency, Inc.		District of Columbia
Impact Forecasting, L.L.C.		Illinois
INPOINT, INC.		Illinois
International Accident Facilities, Inc.		Massachusetts
International Claims Administrators, Inc.		Kansas
International Risk Management (Americas), Inc.		Ohio
International Space Brokers, Inc.		Virginia
IRM/GRC Holding Inc.		Delaware
J H Minet Puerto Rico Inc.		Puerto Rico
Johnson Rooney Welch, Inc.		California
K & K Insurance Group of Florida, Inc.		Florida
K & K Insurance Group, Inc.		Indiana
K2 Technologies Inc.		California
McLagan Partners Asia, Inc.		Delaware

Name	Country	Jurisdiction of Incorp
McLagan Partners, Inc.		Delaware
Membership Leasing Trust		Delaware
Minet Holdings Inc.		New York
Minet Re North America, Inc.		Georgia
Muirfield Underwriters, Ltd.		Delaware
Paragon Strategic Solutions Inc.		Delaware
Prairie State Underwriting Managers, L.L.C.		Illinois
Premier Auto Finance, Inc.		Delaware
Project Technologies International L.L.C.		Delaware
Protective Marketing Enterprises, Inc.		Tennessee
Private Equity Partnership Structures I, LLC		Delaware
Redwoods Dental Underwriters, Inc.		North Carolina
Rewards Plus of America Corporation		Maryland
SINSER Management Services (Vermont), Inc.		Vermont
Specialty Benefits, Inc.		Indiana
T.J.E. Management, LLC		Minnesota
The Capella Group, Inc.		Texas
Underwriters Marine Services, Inc.		Louisiana
VSC SPE, LLC		Delaware
Ward Financial Group, Inc.		Ohio
Wexford Underwriting Managers, Inc.		Delaware
White Rock USA Ltd.		Vermont
William Gallagher Associates of New Jersey, Inc.		New Jersey
Worldwide Integrated Services Company		Texas
Wrapid Specialty, Inc.		California
Admiseg SA	Argentina
Aon Affinity Argentina S.A.	Argentina
Aon Assist Argentina S.A.	Argentina
Aon Benfield Argentina S.A.	Argentina
Aon Consulting Argentina S.A.	Argentina
Aon Risk Services Argentina S.A.	Argentina
Asevasa Argentina S.A.	Argentina
Hewitt Associates, S.A.	Argentina
Marinaro Dundas S.A.	Argentina
SN Re S.A.	Argentina
Swire Blanch MSTC SA	Argentina
Swire Blanch MSTC II SA	Argentina
Aon Aruba N.V.	Aruba
Aon Captive Services Aruba N.V.	Aruba
J.S. Johnson & Company Limited	Bahamas
Insurance Company of the Bahamas Limited	Bahamas
Aon Insurance Managers (Barbados) Ltd.	Barbados
Anchor Underwriting Managers Ltd.	Bermuda
Aon (Bermuda) Ltd.	Bermuda
Aon Bermuda QI Holdings Ltd.	Bermuda
Aon Benfield Group Limited	Bermuda
Aon Bermuda Holding Company Limited	Bermuda
Aon Delta Bermuda Ltd.	Bermuda
Aon Group (Bermuda) Ltd.	Bermuda
Aon Insurance Managers (Bermuda) Ltd	Bermuda
Benfield Investment Holdings Limited	Bermuda
Benfield Juniperus Holdings Limited	Bermuda
International Risk Management Group Ltd	Bermuda

Name	Country	Jurisdiction of Incorp
White Rock Insurance (Americas) Ltd.	Bermuda
White Rock Insurance (SAC) Ltd.	Bermuda
Aon Bolivia S.A. Corredores de Seguros	Bolivia
Aon Consulting Bolivia S.R.L.	Bolivia
Aon Re Bolivia S.A. Corredores de Reaseguros	Bolivia
Aon Affinity do Brasil Servicos e Corretora de Seguros Ltda.	Brazil
Aon Affinity Servicos e Participacoes Ltda.	Brazil
Aon Affinity Administradora de Beneficios Ltda.	Brazil
Aon Benfield Brasil Corretora de Resseguros Ltda.	Brazil
Aon Holdings Corretores de Seguros Ltda.	Brazil
Associação Instituto Aon	Brazil
Benfield do Brasil Participacoes Ltda. (dormant)	Brazil
Hewitt Associates Servicos de Recursos Humanos Ltda.	Brazil
Hewitt Associates Administradora e Corretora de Seguros Ltda.	Brazil
682465 Canada Ltd.	Canada
Aon Benfield Canada ULC	Canada
Aon Canada Inc.	Canada
Aon Reed Stenhouse Inc.	Canada
Aon Parizeau Inc.	Canada
Aon Risk Services Canada Inc.	Canada
Risk Management Consultants of Canada Limited	Canada
Aon Hewitt Inc.	Canada
Groupe-Conseil Aon Inc.	Canada
Aon Direct Group Inc.	Canada
Aon Finance Canada 1 Corp.	Canada
Aon Finance Canada 2 Corp.	Canada
Aon Finance Canada 3 Corporation	Canada
Aon Finance Canada 4 Corporation	Canada
Barr Underwriting Solutions Inc.	Canada
Cananwill Canada Limited	Canada
Coles Hewitt Partnership	Canada
Dominion Mutual Insurance Brokers Ltd.	Canada
Minet Inc.	Canada
K & K Insurance Brokers, Inc. Canada	Canada
Alexander & Alexander Services Canada Inc.	Canada
Aon Fire Protection Engineering Corporation	Canada
Aon Canada Intermediaries GP	Canada
Aon Canada Holdings N.S. ULC	Canada
Aon Finance N.S. 1, ULC	Canada
Aon Finance N.S. 2, ULC	Canada
Aon Finance N.S. 3, ULC	Canada
Aon Finance N.S. 4, ULC	Canada
Aon Finance N.S. 5, ULC	Canada
Aon Finco N.S. 2012-1, ULC	Canada
Aon Finco N.S. 2012-2, ULC	Canada
Hewitt Amalco 1 ULC	Canada
Hewitt Amalco 2 ULC	Canada
Hewitt Amalco 3 ULC	Canada
Hewitt Amalco 4 ULC	Canada
Hewitt Amalco 5 ULC	Canada
Hewitt Associates Corporation	Canada
Hewitt Associates Partnership	Canada
Hewitt Holdings Canada Company	Canada

Name	Country	Jurisdiction of Incorp
Hewitt Management Ltd.	Canada
Hewitt Western Management Amalco Inc.	Canada
Horizon Professional Corporation	Canada
IAO Actuarial Consulting Services Canada Inc.	Canada
J. Allan Brown Consultants, Inc.	Canada
M.A. Shakeel Management Ltd. Amalco	Canada
USLP Underwriting Solutions LP	Canada
7193599 Canada Inc.	Canada
Aon Insurance Managers (Cayman) Ltd.	Cayman Islands
Aon Risk Solutions (Cayman) Ltd.	Cayman Islands
Aon Affinity Chile Ltda.	Chile
Aon Andueza Nikols Corredores de Seguros S.A.	Chile
Aon Consulting (Chile) Limitada	Chile
Aon Re (Chile) Corredores de Reaseguros Ltda.	Chile
Aon Risk Services (Chile) S.A.	Chile
Aon Risk Services Holdings (Chile ) Ltda.	Chile
Asevasa Chile Peritaciones e Ingenieria de Riesgos, S.A.	Chile
Benfield Corredores de Reaseguro Ltda.	Chile
Excess Corredores de Reaseguros SA	Chile
Hewitt Associates (Chile) Limitada	Chile
Inversiones Benfield Chile Ltda.	Chile
Aon Affinity Colombia Ltda. Agencia de Seguros	Colombia
Aon Benfield Colombia Ltda. Corredores de Reaseguros	Colombia
Aon Corporate Advisors Ltda.	Colombia
Aon Risk Services Colombia SA Corredores de Seguros	Colombia
Tecsefin, S.A. en liquidacion	Colombia
Alexander Insurance Managers (Netherlands Antilles) N.V.	Curacao
Aon Antillen N.V.	Curacao
Aon Captive Services Antilles N.V.	Curacao
Aon Holdings Antillen N.V.	Curacao
Aon Insurance Managers (Antilles) N.V.	Curacao
Akaoasesores Cia. Ltda.	Ecuador
Aon Consulting Ecuador S.A.	Ecuador
Aon Group Ecuador SA Intermediaria de Reaseguros (In Liquidation)	Ecuador
Aon Risk Services Ecuador S.A. Agencia Asesora Productora de Seguros	Ecuador
Tecsefin Salvador	El Salvador
Agostini Insurance Brokers Grenada Ltd	Grenada
Tecsefin Guatamala	Guatemala
Aon Affinity Mexico, S.A. de C.V.	Mexico
Aon Affinity Mexico Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon Benfield Mexico Intermediario de Reaseguro S.A. de C.V.	Mexico
Aon Life, Agente de Seguros, S.A. de C.V.	Mexico
Aon Mexico Business Support SA de CV	Mexico
Aon Mexico Holdings, S. de R.L. de C.V.	Mexico
Aon Risk Solutions Agente de Seguros y de Fianzas SA de CV	Mexico
Asevasa Mexico, S.A. de C.V.	Mexico
Hewitt Associates, S.C.	Mexico
Hewitt Beneficios Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon Benfield Panama SA	Panama
Aon Broking Services SA	Panama
Tecsefin Centroamerica, S.A.	Panama
Aon Affinity Peru Corredores de Seguros S.A.	Peru
Aon Benfield Peru Corredores de Reaseguros SA	Peru

Name	Country	Jurisdiction of Incorp
Grana y Asociados Corredores de Seguros SA	Peru
Grana Associados Soluciones SAC	Peru
Asesores y Corredores de Seguros SA	Rep. Dominica
Agostini Insurance Brokers St. Lucia Ltd	St. Lucia
Aon Energy Caribbean Limited	Trinidad and Tobago
Agostini Insurance Brokers Ltd	Trinidad and Tobago
AIB Services Limited	Trinidad and Tobago
AB Insurances Ltd	Trinidad and Tobago
Cardea Health Solutons Limited	Trinidad and Tobago
J.S. Johnson & Company (Turks & Caicos) Ltd.	Turks & Caicos
Asevasa Caricam, S.A.	Uruguay
Aon Benfield Latin America SA	Uruguay
Asevasa Panama, S.A.	Uruguay
Marinaro Dundas SA	Uruguay
Administradora Aon, C.A.	Venezuela
Aon Group Venezuela, Corretaje de Reaseguro C.A.	Venezuela
Aon Risk Services Venezuela, Corretaje de Seguros C.A.	Venezuela
Alexander Howden Group (Australia) Ltd.	Australia
Alexander Howden Reinsurance Brokers (Australia) Ltd	Australia
Aon Benfield Australia Ltd.	Australia
Aon Charitable Foundation Pty. Ltd.	Australia
Aon Hewitt Ltd.	Australia
Aon Corporation Australia Ltd.	Australia
Aon Hewitt Financial Advice Ltd.	Australia
Aon Holdings Australia Pty Ltd	Australia
Aon Product Design & Development Australia Pty Ltd.	Australia
Aon Risk Services Australia Ltd.	Australia
Aon Services Pty Ltd.	Australia
Aon Superannuation Pty Ltd.	Australia
Benfield (Australia) Pty Ltd	Australia
Freeman McMurrick Pty Ltd.	Australia
Harbour Pacific Holdings Pty Ltd	Australia
Harbour Pacific Underwriting Management Pty Ltd	Australia
Hewitt Associates Pty. Limited	Australia
HIA Insurance Services Pty Ltd.	Australia
McDonald & Company (Australasia) Pty Ltd.	Australia
Aon Australian Holdco 1 Pty Ltd	Australia
Aon Australian Holdco 2 Pty Ltd	Australia
Aon-COFCO Insurance Brokers Co., Ltd.	China
Aon Hewitt Consulting (Shanghai) Co., Ltd.	China
Aon (Fiji) Ltd.	Fiji
Aon Insurance Micronesia (Guam) Inc	Guam
Aon (CR) Insurance Agencies Co. Ltd.	Hong Kong
Aon Agencies Hong Kong Limited.	Hong Kong
Aon Assurance Agencies Hong Kong Limited	Hong Kong
Aon Benfield China Limited	Hong Kong
Aon Chevalier Risk Management Hong Kong Limited	Hong Kong
Aon Commercial Insurance Agencies Hong Kong Limited	Hong Kong
Aon Enterprise Insurance Agencies Hong Kong Limited	Hong Kong
Aon Hewitt Hong Kong Limited	Hong Kong
Aon Holdings Hong Kong Limited	Hong Kong
Aon Hong Kong Limited	Hong Kong
Aon Insurance Agencies (HK) Ltd	Hong Kong

Name	Country	Jurisdiction of Incorp
Aon Insurance Management Agencies (HK) Limited	Hong Kong
Aon Insurance Underwriting Agencies Hong Kong Limited	Hong Kong
Aon Life Insurance Agencies (HK) Limited	Hong Kong
Aon Product Risk Services Hong Kong Limited	Hong Kong
Aon Services Hong Kong Limited	Hong Kong
Aon Underwriting Agencies (HK) Ltd.	Hong Kong
Asian Reinsurance Underwriters Limited	Hong Kong
Contingency Insurance Brokers Ltd.	Hong Kong
Essar Insurance Services Limited	Hong Kong
EW Blanch Limited	Hong Kong
Aon Consulting Private Limited	India
Aon Global Insurance Brokers Private Limited	India
Aon Services India Private Limited	India
Aon Specialist Services Private Limited	India
Ennis Knupp & Associates India Private Limited	India
Hewitt Human Resource Services Limited	India
Hewitt Outsourcing Services India Limited	India
PT Aon Benfield Indonesia	Indonesia
PT Aon Indonesia	Indonesia
PT Aon Hewitt Indonesia	Indonesia
Aon Benfield Japan Ltd.	Japan
Aon Hewitt Japan Ltd.	Japan
Aon Holdings Japan Ltd.	Japan
Aon Japan Ltd.	Japan
Aon Hewitt HR One Corporation	Japan
Y's Insurance Inc.	Japan
Aon Hewitt Consulting Korea Inc.	Korea
Aon Korea Inc.	Korea
Aon Insurance Agencies (Macau) Limited	Macau
Aon Benfield Malaysia Limited	Malaysia
Aon Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
Aon Hewitt Malaysia Sdn. Bhd	Malaysia
Aon Benfield New Zealand Limited	New Zealand
Aon Holdings New Zealand	New Zealand
Aon New Zealand Group	New Zealand
Aon New Zealand	New Zealand
Aon Saver Limited	New Zealand
Superannuation Management Nominees Ltd.	New Zealand
Aon Insurance Brokers (Pvt) Ltd.	Pakistan
Aon Insurance and Reinsurance Brokers Philippines Inc.	Philippines
Hewitt Associates Inc.	Philippines
Aon Superannuation (PNG) Limited	PNG
Aon Hewitt (PNG) Ltd.	PNG
Aon Risk Services (PNG) Ltd.	PNG
Aon Insurance Micronesia (Saipan) Inc	Saipan
Alexander & Alexander (Asia) Holdings Pte Ltd	Singapore
Aon Benfield Asia Pte. Ltd.	Singapore
Aon Consulting (Singapore) Pte. Ltd.	Singapore
Aon Hewitt Singapore Pte. Ltd.	Singapore
Aon Hewitt Wealth Management Pte. Ltd.	Singapore
Aon Insurance Agencies Pte. Ltd.	Singapore
Aon Insurance Managers (Singapore) Pte Ltd	Singapore
Aon Singapore Pte. Ltd.	Singapore

Name	Country	Jurisdiction of Incorp
Aon Singapore Center for Innovation, Strategy and Management Pte. Ltd.	Singapore
Aon Singapore (Broking Centre) Pte. Ltd.	Singapore
Hewitt HR Delivery Services Pte. Ltd.	Singapore
Stenhouse (South East Asia) Pte. Ltd.	Singapore
Aon Management Consulting Taiwan Ltd.	Taiwan
Aon Taiwan Ltd.	Taiwan
Aon Insurance Agency (General) Taiwan Ltd.	Taiwan
Aon Consulting (Thailand) Limited	Thailand
Aon Group (Thailand) Limited	Thailand
Aon Hewitt (Thailand) Ltd.	Thailand
Aon Re (Thailand) Limited	Thailand
Aon Risk Services (Thailand) Limited	Thailand
Aon (Thailand) Limited	Thailand
Aon (Vanuatu) Ltd.	Vanuatu
Aon Vietnam Limited	Vietnam
Aon Angola Corretores de Seguros Limitada (In Liquidation)	Angola
Aon Holdings Austria GmbH	Austria
Aon Hewitt GmbH	Austria
Aon Jauch & Hubener GmbH	Austria
Aon Benfield Ruckversicherungsmakler GmbH	Austria
Aon Austria Versicherungsmakler GmbH	Austria
Aon Re Middle East W.L.L.	Bahrain
Aon Saudi Arabia E.C.	Bahrain
Agenion N.V./SA	Belgium
Aon Belgium B.V.B.A.	Belgium
Crion N.V.	Belgium
Probabilitas N.V./SA	Belgium
Aon Botswana (Pty) Ltd.	Botswana
Aon Holdings Botswana (Pty) Ltd.	Botswana
Aon Risk Management (Pty) Ltd.	Botswana
Vassal Properties (Pty) Ltd.	Botswana
Glenrand M I B (Botswana) (Pty) Ltd	Botswana
Aon Business Consulting Ltd.	Bulgaria
Aon Bulgaria Ltd.	Bulgaria
Aon Insurance Brokerage Ltd.	Croatia
Aon Business Consulting Ltd.	Croatia
Aon Cyprus Insurance Broker Company Limited	Cyprus
Aon Central and Eastern Europe a.s.	Czech Rep.
Aon Denmark A/S	Denmark
Aon Denmark Insurance Services A/S	Denmark
Aon Private Consulting A/S	Denmark
Optika A/S	Denmark
Optika Insurance Agency A/S	Denmark
Aon Benfield Middle East Limited	Dubai
Riskikonsultatsioonid OÜ	Estonia
Aon Finland Oy	Finland
Aon Monia Oy	Finland
Aon France SAS	France
Aon France Finance SA	France
Aon Holdings France SNC	France
Hewitt Associates SAS	France
International Space Brokers France SA	France
Aon Beteiligungsmanagement Deutschland GmbH & Co. KG	Germany

Name	Country	Jurisdiction of Incorp
Aon Credit International Insurance Broker GmbH	Germany
Aon Deutschland Beteiligungs GmbH	Germany
Aon Holding Deutschland GmbH	Germany
Aon Risiko & Versicherungsberatungs GmbH	Germany
Aon Versicherungsagentur Deutschland GmbH	Germany
Aon Versicherungsmakler Deutschland GmbH	Germany
Hamburger Gesellschaft zur Forderung des Verssicherungswesens mbH	Germany
Aon Hewitt GmbH	Germany
Aon Hewitt Trust Solutions GmbH	Germany
PRORUCK Ruckversicherungs Aktiengesellschaft	Germany
UNIT Versicherungsmakler GmbH	Germany
WACUS Delkredere Management GmbH	Germany
Aon Pensions Insurance Brokers GmbH	Germany
Aon Greece S.A.	Greece
Aon Credit Kelet-Europai Hitelbiztositasi Alkusz Kft.	Hungary
Aon Hungary Insurance Brokers Limited Liability Company	Hungary
Credit Management System Kft.	Hungary
CRS Kozep-Europari Hitelbiztositasi Alkusz Kft.	Hungary
Guarantee Transfer Solution Kft.	Hungary
Aon Hewitt (Ireland) Limited	Ireland
Aon Insurance Managers (Dublin) Ltd.	Ireland
Aon Insurance Managers (Property) Limited	Ireland
Aon Insurance Managers (Shannon) Limited	Ireland
Bacon & Woodrow Partnerships (Ireland) Limited	Ireland
Becketts (Trustees) Limited	Ireland
Becketts Limited	Ireland
Beech Hill Pension Trustees Ltd	Ireland
Aon Commercial Services and Operations Ireland Limited	Ireland
Aon Global Risk Research Limited	Ireland
Aon Investment Holdings Ireland Limited	Ireland
Aon MacDonagh Boland Group Ltd	Ireland
Delany Bacon & Woodrow Partnership	Ireland
Insureforsure Ltd.	Ireland
MacDonagh Boland Crotty MacRedmond Ltd	Ireland
Private Client Trustees Ltd.	Ireland
Randolph Finance Limited	Ireland
Aon Centre for Innovation and Analytics Ltd	Ireland
Aon Risk Services (NI) Limited	Ireland (Northern)
Aminim International Underwriters of Insurance Agencies (1990) Ltd.	Israel
Aon Israel Insurance Brokerage Ltd.	Israel
Aon Holdings Israel Ltd.	Israel
Aon Benfield Israel Limited	Israel
Delek Motors Insurance Agency (2003) Ltd	Israel
I. Beck Insurance Agency (1994) Ltd.	Israel
National Insurance Office Ltd.	Israel
Ronnie Elementary Insurance Agency Ltd	Israel
Aon Benfield Italia S.p.A.	Italy
Aon Italia S.r.l.	Italy
Aon Re Trust Broker Srl	Italy
Aon Hewitt Risk & Consulting Srl	Italy
Aon S.p.A. Insurance & Reinsurance Brokers	Italy
Asscom Insurance Brokers Srl	Italy
CIB Insurance Brokers S.r.l.	Italy

Name	Country	Jurisdiction of Incorp
G.P.G. Assicurazioni S.r.l.	Italy
Praesidium SpA	Italy
Puricelli & Ghezzi S.r.l.	Italy
US Underwriting Solutions S.r.l.	Italy
Aon Consulting Kazakhstan LLP	Kazakhstan
Insurance Broker Aon Kazakhstan LLP	Kazakhstan
Aon Consulting Ltd.	Kenya
Aon Kenya Insurance Brokers Ltd	Kenya
Minken Properties Ltd.	Kenya
SIA "Aon Consulting"	Latvia
Aon Consulting Lesotho (Pty) Ltd.	Lesotho
Aon Lesotho (Pty) Ltd.	Lesotho
Aon Insurance Managers (Liechtenstein) AG	Liechtenstein
UADBB Aon Baltic	Lithuania
Aon Holdings Luxembourg S.à.r.l.	Luxembourg
Aon Insurance Managers (Luxembourg) S.A.	Luxembourg
Aon Global Risk Consulting Luxembourg S.à.r.l.	Luxembourg
Aon Re Canada Holdings SARL	Luxembourg
Aon Finance Luxembourg S.à.r.l.	Luxembourg
Puricelli & Ghezzi International S.A.	Luxembourg
Aon Malawi Limited	Malawi
Aon Insurance Managers (Malta) Ltd.	Malta
Aon Services (Malta) Ltd.	Malta
White Rock Insurance (Europe) PCC Limited	Malta
White Rock Insurance (Netherlands) PCC Limited	Malta
Aon Hewitt Limited	Mauritius
Aon Mauritius Holdings Ltd.	Mauritius
Glenrand M.I B. (Mauritius) Pte Ltd	Mauritius
Aon Acore Sarl	Morocco
Casablanca Intermediation Company Sarl	Morocco
Aon Moçambique - Corretores de Seguros, Limitada	Mozambique
Glenrand M.I.B. (Moçambique), Corretores de Seguros, Limitada	Mozambique
Aon Namibia (Pty) Ltd	Namibia
Alexander & Alexander B.V.	Netherlands
Alexander & Alexander Holding B.V.	Netherlands
Aon 2008 B.V.	Netherlands
Aon Americas Holdings BV	Netherlands
Aon Benfield Netherlands CV, Reinsurance Brokers	Netherlands
Aon CANZ Holdings B.V.	Netherlands
Aon Captive Services (Nederland) B.V.	Netherlands
Aon Consulting Nederland CV	Netherlands
Aon Cash Management B.V.	Netherlands
Aon Finance Netherlands B.V.	Netherlands
Aon Global Holdings 1 C.V.	Netherlands
Aon Global Holdings 2 C.V.	Netherlands
Aon Groep Nederland B.V.	Netherlands
Aon Group International N.V.	Netherlands
Aon Hewitt Risk & Financial Management B.V.	Netherlands
Aon Holdings B.V.	Netherlands
Aon Holdings International B.V.	Netherlands
Aon Holdings Middle East B.V.	Netherlands
Aon Holdings Mid Europe B.V.	Netherlands
Aon International Coöperatief U.A.	Netherlands

Name	Country	Jurisdiction of Incorp
Aon Makelaars in Assurantien B.V.	Netherlands
Aon Nederland CV	Netherlands
Aon Corporation EMEA B.V.	Netherlands
Aon Nikols Chile B.V.	Netherlands
Aon Participations B.V.	Netherlands
Aon Restructuring B.V.	Netherlands
Aon Risk Services EMEA B.V.	Netherlands
Aon Southern Europe B.V.	Netherlands
Aon Verzuim Management B.V.	Netherlands
Aon Global Risk Consulting B.V.	Netherlands
Assuradeurenbedrijf 't Huys ter Merwe C.V.	Netherlands
Assurantie Groep Langeveldt C.V.	Netherlands
Bekouw Mendes C.V.	Netherlands
Beursstraat 1A B.V.	Netherlands
Bonnikeplein 18-22 B.V.	Netherlands
B.V. Assurantiekantoor Langeveldt Schroder	Netherlands
Celinvest Amsterdam B.V.	Netherlands
COT Instituut voor Veiligheids-en Crisismanagement B.V.	Netherlands
D. Hudig & Co. B.V.	Netherlands
De Admiraal B.V.	Netherlands
Dorhout Mees Assurantien B.V.	Netherlands
Aon Trust Services B.V.	Netherlands
Heerkens Thijssen Groep B.V.	Netherlands
Hewitt Associates B.V.	Netherlands
Hewitt Associates Outsourcing B.V.	Netherlands
Hudig-Langeveldt (Pensioenbureau) B.V.	Netherlands
Hudig-Langeveldt (Reinsurance) B.V.	Netherlands
Hudig-Langeveldt Makelaardij in Assurantien B.V.	Netherlands
Jacobs & Brom B.V.	Netherlands
Kerkenbos 1061 B.V.	Netherlands
Langeveldt de Vos B.V.	Netherlands
Langeveldt Groep B.V.	Netherlands
Paalbergweg 2-4 B.V.	Netherlands
Aon Norway AS	Norway
Aon Majan LLC	Oman
Aon Polska Sp.z.o.o.	Poland
Aon Polska Services Sp. z.o.o.	Poland
Carstens & Schües Poland Sp.z.o.o.	Poland
Aon Hewitt Sp.zo.oo	Poland
Aon Portugal Corretores de Seguros, S.A.	Portugal
Aon Portugal - Consultores, Unipessoal, Lda.	Portugal
Aon Re Bertoldi Corretagem de Resseguros S.A.	Portugal
Nikols Portugal Mediacao de Seguros Lda	Portugal
Aon Motor - Gestao E Consultoria de Frotas Unipessaol, Ltda	Portugal
Aon Qatar LLC	Qatar
Aon Romania Broker de Asigurare - re asigurare S.R.L.	Romania
Business Risk Consultants (Brisk) S.R.L.	Romania
Aon Rus Insurance Brokers LLC	Russia
Aon Rus LLC	Russia
Aon Sint Maarten N.V.	Saint Martin
Aon Saudi Arabia LLC	Saudi Arabia
Aon Benfield Bratislava s.r.o.	Slovak Republic
Aon Consulting South Africa (Pty) Ltd.	South Africa

Name	Country	Jurisdiction of Incorp
Aon Holdings Sub-Sahara Africa (Pty) Ltd.	South Africa
Aon Limpopo (Pty) Ltd	South Africa
Aon Re Africa (Pty) Limited	South Africa
Aon South Africa (Pty) Ltd.	South Africa
Benfield (South Africa) (Pty) Ltd. (Deregistration in Process)	South Africa
Bymac Insurance Brokers (Pty) Limited (Deregistration in Process)	South Africa
Claims Fulfilment Company (Pty) Ltd.	South Africa
Cyborg Systems (Africa) Pty Ltd. Corp. (Deregistration in Process)	South Africa
Mafube Risk and Insurance Consultants (Pty) Ltd.	South Africa
NYA Crises Consulting and Response Management (Pty) Limited	South Africa
QED Actuaries & Consultants (Pty) Ltd.	South Africa
Signature Made (Pty) Ltd.	South Africa
TM Insurance Brokers (Pty) Ltd.	South Africa
Aon Marketing Directo S.A.U.	Spain
Aon Benfield Iberia Correduria de Reaseguros SA	Spain
Aon Cover Agencia de Suscripcion SlL.U.	Spain
Aon Direct Group Espana S.L. (in liquidation)	Spain
Aon Direct Marketing Services Group Broker Correduria de Seguros S.L.U. (in liquidation)	Spain
Aon Hewitt España S.A.U.	Spain
Aon Gil y Carvajal S.A.U. Correduria de Seguros	Spain
Aon Management Solutions SAU	Spain
Aon Re Iberia Cover Holder, SL	Spain
Aon Southern Europe y Cia SC	Spain
Aon Southern Holdings Spain, SL	Spain
Asevasa Asesoramiento y Valoraciones S.A.	Spain
Control de Riesgos S.L.	Spain
GDS Risk Solution Correduria de Seguros S.L.	Spain
Aon Swaziland (Pty) Ltd.	Swaziland
Aon Global Risk Consulting AB	Sweden
Aon Hewitt AB	Sweden
Aon Sweden AB	Sweden
SINSER Holding AB	Sweden
Aon Benfield Switzerland AG	Switzerland
Aon Credit International Schweiz AG	Switzerland
Aon Hewitt (Switzerland) S.A.	Switzerland
Aon Insurance Managers (Switzerland) AG	Switzerland
BM Beteiligungsmangement Services AG	Switzerland
BMS Schweiz AG	Switzerland
Inpoint Switzerland GmbH	Switzerland
Aon Risk Solutions Schweiz AG	Switzerland
Aon Tanzania Limited	Tanzania
Aon Tunisie S.A.	Tunisia
Aon Danismanlik Hizmetleri AS	Turkey
Aon Sigorta ve Reasurans Brokerligi A.S.	Turkey
Aon (DIFC) Gulf LLC	UAE
Aon Middle East Co LLC	UAE
Aon Hewitt Middle East Limited	UAE
Hewitt Associates Middle East FZ LLP	UAE
Aon Uganda Limited	Uganda
Aon Ukraine LLC	Ukraine
Aon Zambia Limited	Zambia
Aon Zambia Pension Fund Administrators Limited	Zambia

Name	Country	Jurisdiction of Incorp
Andes Global Ltd.	BVI
Aon Group Limited	BVI
AIM Gibraltar Ltd.	Gibraltar
White Rock Insurance (Gibraltar) Ltd.	Gibraltar
Aon Insurance Managers (Guernsey) Ltd.	Guernsey
Aon Insurance Managers (Holdings) Ltd.	Guernsey
Aon PMI International Limited	Guernsey
Aon Services (Guernsey) Ltd	Guernsey
Lincolnshire Insurance Company PCC Limited	Guernsey
Lombard Trustee Company Limited	Guernsey
White Rock Insurance Company PCC Ltd.	Guernsey
White Rock Insurance (Guernsey) ICC Limited	Guernsey
Aon (Isle of Man) Limited	Isle of Man
Aon Holdings (Isle of Man) Limited	Isle of Man
Aon Insurance Managers (Isle of Man) Ltd.	Isle of Man
Aon Corporate Services (Isle of Man) Limited	Isle of Man
White Rock Insurance PCC (Isle of Man) Limited	Isle of Man
IRISC (Jersey) Ltd. (in liquidation)	Jersey
Alexander & Alexander Services UK Limited (in liquidation)	UK
Alexander Clay	UK
Alexander Stenhouse & Partners Limited	UK
Aon 2007 Limited	UK
Aon 180412 Limited (in liquidation)	UK
Aon Adjudication Services Limited	UK
Aon Alexander & Alexander U.K. Pension Trustees Limited	UK
Aon ANZ Holdings Limited	UK
Aon Benfield Limited	UK
Aon Benfield Securities Limited	UK
Aon Consulting (Benefits) Limited	UK
Aon Consulting (Benefits) Holdings Limited	UK
Aon Consulting Financial Services Limited	UK
Aon Consulting Limited	UK
Aon Consulting (Pensions) Limited	UK
Aon DC Pension Trustee Limited	UK
Aon Delta UK Limited	UK
Aon Fiscal Representatives Limited	UK
Aon Global Holdings Limited	UK
Aon Global Operations Limited	UK
Aon Hewitt Limited	UK
Aon Hewitt US Holdings Limited	UK
Aon Holdings Limited	UK
Aon Holdings UK (in liquidation)	UK
Aon Overseas Holdings Limited	UK
Aon Pension Trustees Limited	UK
Aon Risk Services UK Limited (in liquidation)	UK
Aon Risk Services US Holdings Limited	UK
Aon SIPP Trustees Limited	UK
Aon Trust Corporation Limited	UK
Aon UK Group Limited	UK
Aon UK Holdings Intermediaries Limited	UK
Aon UK Limited	UK
Aon UK Trustees Limited	UK
Aon US & International Holdings Limited	UK

Name	Country	Jurisdiction of Incorp
Bacon & Woodrow Limited	UK
Bacon & Woodrow Partnerships Limited	UK
Bacon & Woodrow Properties Company (Strike-off process commenced)	UK
Bacon & Woodrow Service Company Limited	UK
Bacon & Woodrow Trustees Limited	UK
Bain Hogg Group Limited (in liquidation)	UK
Bankassure Insurance Services Limited	UK
Benfield Greig Holdings Limited	UK
Benfield Group Limited	UK
Benfield Limited (in liquidation)	UK
Cockman Consultants & Partners Limited	UK
CoSec 2000 Limited	UK
Crawley Warren Group Limited (in liquidation)	UK
Doveland Services Limited	UK
E. W. Blanch Holdings Limited	UK
E. W. Blanch Investments Limited	UK
Hewitt Bacon & Woodrow Investment Consulting Limited	UK
Hewitt Associates (Europe) Limited	UK
Hewitt Associates BPO Limited	UK
Hewitt Associates Financial Services Limited	UK
Hewitt Associates Limited (Strike-off process commenced)	UK
Hewitt Associates Outsourcing Limited	UK
Hewitt Associates Outsourcing Services Limited	UK
Hewitt Bacon & Woodrow Limited	UK
Hewitt Cyborg Limited	UK
Hewitt Risk Management Services Limited	UK
Hogg Group Limited	UK
International Space Brokers Europe Limited	UK
International Space Brokers Limited	UK
Jenner Fenton Slade Limited	UK
Leslie & Godwin (UK) Limited	UK
McLagan (Aon) Limited	UK
Minet Consultancy Services Ltd	UK
Minet Group	UK
NBS Nominees Limited	UK
Nicholson Leslie Investments Limited (in liquidation)	UK
NYA International Limited	UK
Rasini Vigano Limited	UK
Scorpio Partnership Limited	UK
SLE Worldwide Limited	UK